                                                                    EXHIBIT 99.4

                               PRELIMINARY PROXY
                       ENTERPRISE PRODUCTS PARTNERS L.P.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          OF THE GENERAL PARTNER OF ENTERPRISE PRODUCTS PARTNERS L.P.


     The undersigned unitholder of Enterprise Products Partners L.P., a Delaware limited partnership ("Enterprise"), hereby nominates and appoints Dan L. Duncan,
O. S. Andras and Richard H. Bachmann or any one of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and to vote all Enterprise common units owned by the undersigned in all matters coming before the Special Meeting of Unitholders of Enterprise (or any adjournment thereof) to be held at the Sheraton Houston Brookhollow Hotel, Houston, Texas, on July 29, 2004, at 9:00 a.m., local time. The board of directors recommends a vote "FOR" each of the matters set forth on the reverse side.


     The undersigned hereby revokes any proxy heretofore given to vote units held by the undersigned.

     THE UNDERSIGNED ACKNOWLEDGES THAT THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED UNITHOLDER AND THAT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF:

     - THE ISSUANCE OF ENTERPRISE COMMON UNITS PURSUANT TO THE MERGER AGREEMENT, DATED AS OF DECEMBER 15, 2003, AMONG ENTERPRISE PRODUCTS PARTNERS L.P., ENTERPRISE PRODUCTS GP, LLC, ENTERPRISE PRODUCTS MANAGEMENT LLC, GULFTERRA ENERGY PARTNERS, L.P. AND GULFTERRA ENERGY COMPANY, L.L.C., AS IT MAY BE AMENDED FROM TIME TO TIME; AND

     - THE CONVERSION OF ENTERPRISE'S 4,413,549 CLASS B SPECIAL UNITS INTO AN EQUAL NUMBER OF COMMON UNITS.

     ABSTENTIONS AND BROKER NON-VOTES HAVE THE SAME EFFECT AS A VOTE AGAINST THE ISSUANCE OF ENTERPRISE COMMON UNITS PURSUANT TO THE MERGER AGREEMENT, AND AGAINST THE CONVERSION OF ENTERPRISE'S CLASS B SPECIAL UNITS INTO AN EQUAL NUMBER OF COMMON UNITS. THE INDIVIDUALS NAMED ABOVE ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

     THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING OF THE PROXY BY THE EXECUTION AND SUBMISSION OF A REVISED PROXY BY WRITTEN NOTICE TO THE SECRETARY OF THE GENERAL PARTNER OF ENTERPRISE OR BY VOTING IN PERSON AT THE MEETING OR BY PROPERLY COMPLETING AND EXECUTING A LATER DATED PROXY AND DELIVERING IT TO THE SECRETARY OF THE GENERAL PARTNER OF ENTERPRISE AT OR BEFORE THE ENTERPRISE MEETING.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                   Continued and to be signed on reverse side

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                     THE DAY PRIOR TO SPECIAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR UNITS
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.



          INTERNET                                     TELEPHONE                               MAIL
 http://www.eproxy.com/epd                          1-800-435-6710                      Mark, sign and date
  Use the Internet to vote                        Use any touch-tone                      your proxy card
your proxy.  Have your proxy          OR        telephone to vote your         OR        and return it in
card in hand when you access                    proxy. Have your proxy                     the enclosed
       the web site.                          card in hand when you call.                  postage-paid
                                                                                             envelope.



              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


     WHEN TIMELY AND PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BELOW BY THE UNITHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" THE MATTERS LISTED BELOW.

1. Approval of the issuance of Enterprise Products Partners L.P. common units pursuant to the Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners, L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C., as it may be amended from time to time.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

2. Approval of the conversion of Enterprise's 4,413,549 Class B special units into an equal number of common units.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including matters incident to its conduct such as adjournment, including adjournment for the purpose of soliciting additional proxies. Notwithstanding the foregoing, proxies voted against either Proposal 1 or 2 will not be voted in favor of any adjournment of the meeting for the purpose of soliciting additional proxies.


                                          MARK HERE FOR ADDRESS CHANGE AND NOTE
                                          AT LEFT  [ ]

                                          I PLAN TO ATTEND THE MEETING  [ ]

                                          Please sign exactly as your name
                                          appears at left, indicating your
                                          official position or representative
                                          capacity, if applicable. If units are
                                          held jointly, each owner should sign.

                                          Dated:                           ,2004
                                                ---------------------------


                                          --------------------------------------
                                                       Signature


                                          Dated:                           ,2004
                                                ---------------------------


                                          --------------------------------------
                                                Signature if held jointly